Subsequent events	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Subsequent events [Text Block]
25.	Subsequent events

On January 12, 2018, the Company announced that it entered into the Arrangement Agreement whereby First Majestic will acquire all of the issued and outstanding common shares of Primero (the "Arrangement"). Under the terms of the Arrangement Agreement, all of Primero’s issued and outstanding common shares will be exchanged for First Majestic common shares on the basis of 0.03325 of a First Majestic common share for each Primero common share (the "Exchange Ratio").

Concurrent with execution of the Arrangement Agreement, First Majestic has entered into agreements with WPMI, a wholly-owned subsidiary of WPM whereby, following closing of the Arrangement, the current silver streaming interest at San Dimas held by WPM will be terminated and First Majestic and WPM will enter into a new stream arrangement based on 25% of the gold equivalent production at San Dimas (the "New Stream") with ongoing payments of $600 per gold equivalent ounce delivered under the agreement. As part of the transaction, WPM will receive 20,914,590 common shares of First Majestic having an aggregate value of $151 million.

The Arrangement will also provide for the issuance by First Majestic of an aggregate of approximately 226,476 replacement stock options (assuming no exercise of existing Primero options) to Primero optionholders who do not exercise their Primero options prior to the effective time of the Arrangement, at exercise prices adjusted by the Exchange Ratio. Under the Arrangement all existing warrants of Primero will become exercisable to acquire First Majestic common shares at exercise prices adjusted by the Exchange Ratio. The Arrangement will also provide that upon the Arrangement becoming effective all existing deferred share units and phantom share units of Primero will be paid out in cash in an amount equal to C$0.30 per deferred share unit or phantom share unit.

Certain additional amounts payable in connection with the Arrangement, include repayment of all amounts owing under Primero's existing RCF and the expected repayment of Primero's $75 million of outstanding convertible debentures.

On March 13, 2018, the Arrangement was approved by Primero shareholders. The Company is awaiting anti-trust clearance in Mexico. The Arrangement is expected to close in late April or early May 2018, subject to applicable regulatory approvals and the satisfaction of other customary conditions.  In the event that the Arrangement does not close by April 30, 2018, the Company will seek an extension of the RCF.

On March 13, 2018, the debentureholders voted to approve an amendment to the maturity date of the debentures. Upon the closing of the Arrangement, the amendment of the trust indenture will accelerate the maturity date of the Primero Debentures to the next Business Day (as defined in the trust indenture) following the effective date of the Arrangement.